Entity Name                                 Entity Status
          -----------                                 -------------
1227844 Ontario Ltd.                                  Existing - Active
21st Century Communications Partners                  Existing - Active
Accucom Wireless Services, Inc.                       Existing - Inactive
Across Media Networks, L.L.C.                         Existing - Active
Adlink Cable Advertising, LLC                         Existing - Active
Affiliate Investment, Inc.                            Existing - Active
Affiliate Marks Investment, Inc.                      Existing - Active
Affiliate Relations Holdings, Inc.                    Existing - Active
Affiliate Sales & Marketing, Inc.                     Existing - Active
ARP Partnership                                       Existing - Inactive
At Home Corporation                                   Existing - Active
AT&T Comcast Corporation                              Existing - Active
AT&T Corp.                                            Existing - Active
Australis Media, Ltd.                                 Existing - Active
Bell Canada International (Brazil Canbras) Limited    Existing - Active
Box Office Enterprises, Inc.                          Existing - Inactive
BroadNet Austria GmbH                                 Existing - Active
BroadNet Belgium S.A.                                 Existing - Inactive
BroadNet Consorcio, S.A.                              Existing - Active
BroadNet Czech s.r.o.                                 Existing - Active
BroadNet Deutschland GmbH                             Existing - Active
BroadNet Europe SPRL                                  Existing - Active
BroadNet France S.A.S.                                Existing - Active
BroadNet Hellas S.A.                                  Existing - Active
BroadNet Holdings, B.V.                               Existing - Active
BroadNet Hungary Holdings Ltd                         Existing - Active
BroadNet Ireland Ltd                                  Existing - Inactive
BroadNet Italy Holdings Ltd                           Existing - Active
BroadNet Italy SPA                                    Existing - Active
BroadNet Magyarorszag Kft                             Existing - Active
BroadNet Norge AS                                     Existing - Active
BroadNet Poland Holdings Ltd                          Existing - Active
BroadNet Polska s.p.z.o.o.                            Existing - Active
BroadNet Slovakia s.r.o.                              Existing - Active
BroadNet Suisse A.S.                                  Existing - Active
BroadNet UK Ltd.                                      Existing - Active
Bulldog Acquisition Company, L.L.C.                   Existing - Inactive
Cable Enterprises, Inc.                               Existing - Inactive
Cable Programming Ventures, LLC                       Existing - Active
Cable Sports Southeast, LLC                           Existing - Active
Cable TV Fund 12-B, Ltd.                              Existing - Active
Cable TV Fund 12-B/C/D Venture                        Existing - Active
Cable TV Fund 12-C, Ltd.                              Existing - Active
Cable TV Fund 12-D, Ltd.                              Existing - Active
Cable TV Fund 14-A, Ltd.                              Existing - Active
Cable TV Fund 14-B, Ltd.                              Existing - Active
Cablevision Investment of Detroit, Inc.               Existing - Active
Casco Cable Television, Inc.                          Existing - Active
CDirect Mexico I, Inc.                                Existing - Active
CDirect Mexico II, Inc.                               Existing - Active
Classic Services,  Inc.                               Existing - Active

          Entity Name                                 Entity Status
          -----------                                 -------------
Clearview Partners                                    Existing - Active
Clinton Cable TV Investors, Inc.                      Existing - Active
Coastal Cable TV, Inc.                                Existing - Active
COM Indiana, LLC                                      Existing - Active
COM Indianapolis, LLC                                 Existing - Active
COM Inkster, Inc.                                     Existing - Active
COM MH, Inc.                                          Existing - Active
COM South Limited Partnership                         Existing - Active
COM South, LLC                                        Existing - Active
COM Sports Holding Company, Inc.                      Existing - Active
COM Sports Ventures, Inc.                             Existing - Active
Comcast 38GHZ, Inc.                                   Existing - Active
Comcast Argentina, Inc.                               Existing - Inactive
Comcast Asbc, Inc.                                    Existing - Active
Comcast Brazil, Inc.                                  Existing - Active
Comcast BroadNet Payroll Services, Inc.               Existing - Active
Comcast Business Communications Financing, Inc.       Existing - Active
Comcast Business Communications Holdings, Inc.        Existing - Active
Comcast Business Communications of Virginia, LLC      Existing - Active
Comcast Business Communications Online, Inc.          Existing - Active
Comcast Business Communications Purchasing, LLC       Existing - Active
Comcast Business Communications Systems, Inc.         Existing - Active
Comcast Business Communications, Inc.                 Existing - Active
Comcast Cable Communications of Pennsylvania, Inc.    Existing - Active
Comcast Cable Communications, Inc.                    Existing - Active
Comcast Cable Communications, LLC                     Existing - Merger
                                                                 in Process
Comcast Cable Funding                                 Existing - Active
Comcast Cable Funding GP, Inc.                        Existing - Active
Comcast Cable Funding I, Inc.                         Existing - Active
Comcast Cable Guide, Inc.                             Existing - Inactive
Comcast Cable Investors, Inc.                         Existing - Active
Comcast Cable of Indiana, Inc.                        Existing - Active
Comcast Cable of Maryland, Inc.                       Existing - Active
Comcast Cable SC Investment, Inc.                     Existing - Active
Comcast Cable Tri-Holdings, Inc.                      Existing - Active
Comcast Cable Trust I                                 Existing - Active
Comcast Cable Trust II                                Existing - Active
Comcast Cable Trust III                               Existing - Active
Comcast Cablevision Communications, Inc.              Existing - Inactive
Comcast Cablevision Corporation of California, LLC    Existing - Active
Comcast Cablevision Corporation of Connecticut        Existing - Active
Comcast Cablevision Investment Corporation            Existing - Merger
                                                                 in Process
Comcast Cablevision of Alabama, Inc.                  Existing - Active
Comcast Cablevision of Arizona, Inc.                  Existing - Active
Comcast Cablevision of Arkansas, Inc.                 Existing - Active
Comcast Cablevision of Avalon, LLC                    Existing - Active
Comcast Cablevision of Birmingham, Inc.               Existing - Inactive
Comcast Cablevision of Bryant, Inc.                   Existing - Active
Comcast Cablevision of Burlington County, Inc.        Existing - Active
Comcast Cablevision of Cambridge, Inc.                Existing - Inactive
Comcast Cablevision of Carolina, Inc.                 Existing - Active

          Entity Name                                 Entity Status
          -----------                                 -------------
Comcast Cablevision of Celebration, LLC               Existing - Active
Comcast Cablevision of Central New Jersey, Inc.       Existing - Active
Comcast Cablevision of Chesterfield County, Inc.      Existing - Active
Comcast Cablevision of Clinton                        Existing - Active
Comcast Cablevision of Clinton, Inc.                  Existing - Active
Comcast Cablevision of Clinton, Inc.                  Existing - Active
Comcast Cablevision of Danbury, Inc.                  Existing - Active
Comcast Cablevision of Delaware County, Inc.          Existing - Merger
                                                                 in Process
Comcast Cablevision of Delmarva, Inc.                 Existing - Active
Comcast Cablevision of Detroit                        Existing - Active
Comcast Cablevision of Detroit, Inc.                  Existing - Active
Comcast Cablevision of Eastern Shore, Inc.            Existing - Active
Comcast Cablevision of Elkton, Inc.                   Existing - Active
Comcast Cablevision of Flint, Inc.                    Existing - Active
Comcast Cablevision of Fort Wayne Limited Partnership Existing - Active
Comcast Cablevision of Garden State, Inc.             Existing - Inactive
Comcast Cablevision of Garden State, L.P.             Existing - Active
Comcast Cablevision of Georgia/South Carolina, Inc.   Existing - Active
Comcast Cablevision of Gloucester County, Inc.        Existing - Active
Comcast Cablevision of Grosse Pointe, Inc.            Existing - Active
Comcast Cablevision of Groton, Inc.                   Existing - Active
Comcast Cablevision of Harford County, LLC            Existing - Active
Comcast Cablevision of Hopewell Valley, Inc.          Existing - Active
Comcast Cablevision of Howard County, Inc.            Existing - Active
Comcast Cablevision of Indianapolis, Inc.             Existing - Active
Comcast Cablevision of Indianapolis, L.P.             Existing - Active
Comcast Cablevision of Inkster Limited Partnership    Existing - Active
Comcast Cablevision of Jersey City, Inc.              Existing - Active
Comcast Cablevision of Lake County, LLC               Existing - Active
Comcast Cablevision of Laurel, Inc.                   Existing - Active
Comcast Cablevision of Lawrence, Inc.                 Existing - Active
Comcast Cablevision of Levittown, Inc.                Existing - Active
Comcast Cablevision of Little Rock, Inc.              Existing - Active
Comcast Cablevision of Lompoc, LLC                    Existing - Active
Comcast Cablevision of London, Inc.                   Existing - Inactive
Comcast Cablevision of Long Beach Island, LLC         Existing - Active
Comcast Cablevision of Lower Merion, Inc.             Existing - Active
Comcast Cablevision of Macomb County, Inc.            Existing - Active
Comcast Cablevision of Macomb, Inc.                   Existing - Active
Comcast Cablevision of Marianna, Inc.                 Existing - Active
Comcast Cablevision of Maryland Limited Partnership   Existing - Active
Comcast Cablevision of Maryland, Inc.                 Existing - Active
Comcast Cablevision of Maryland, LLC                  Existing - Active
Comcast Cablevision of Mercer County, Inc.            Existing - Active
Comcast Cablevision of Meridian, Inc.                 Existing - Active
Comcast Cablevision of Michigan, LLC                  Existing - Active
Comcast Cablevision of Middletown, Inc.               Existing - Active
Comcast Cablevision of Missouri, Inc.                 Existing - Active
Comcast Cablevision of Monmouth County, Inc.          Existing - Active
Comcast Cablevision of Mt. Clemens                    Existing - Active
Comcast Cablevision of Mt. Clemens, Inc.              Existing - Active

          Entity Name                                 Entity Status
          -----------                                 -------------
Comcast Cablevision of Muncie, LLC                    Existing - Active
Comcast Cablevision of Muncie, LP                     Existing - Active
Comcast Cablevision of Nashville I, LLC               Existing - Active
Comcast Cablevision of Nashville II, LLC              Existing - Active
Comcast Cablevision of New Castle County              Existing - Active
Comcast Cablevision of New Castle County, LLC         Existing - Active
Comcast Cablevision of New Haven, Inc.                Existing - Active
Comcast Cablevision of New Jersey, Inc.               Existing - Active
Comcast Cablevision of New Jersey, LLC                Existing - Active
Comcast Cablevision of New Mexico, Inc.               Existing - Active
Comcast Cablevision of New Mexico/Pennsylvania, Inc.  Existing - Active
Comcast Cablevision of Northwest New Jersey, Inc.     Existing - Active
Comcast Cablevision of Oakland County, Inc.           Existing - Inactive
Comcast Cablevision of Ocean County, Inc.             Existing - Active
Comcast Cablevision of Paducah, Inc.                  Existing - Active
Comcast Cablevision of Panama City, Inc.              Existing - Active
Comcast Cablevision of Pennsylvania, LLC              Existing - Active
Comcast Cablevision of Perry, Inc.                    Existing - Active
Comcast Cablevision of Philadelphia Area I, Inc.      Existing - Active
Comcast Cablevision of Philadelphia Area I, LLC       Existing - Inactive
Comcast Cablevision of Philadelphia, Inc.             Existing - Active
Comcast Cablevision of Plainfield, Inc.               Existing - Active
Comcast Cablevision of Potomac, LLC                   Existing - Active
Comcast Cablevision of Quincy, Inc.                   Existing - Active
Comcast Cablevision of Santa Maria, LLC               Existing - Active
Comcast Cablevision of Shelby, Inc.                   Existing - Active
Comcast Cablevision of South Jersey, Inc.             Existing - Active
Comcast Cablevision of Southeast Michigan, Inc.       Existing - Active
Comcast Cablevision of Southeast Pennsylvania, Inc.   Existing - Active
Comcast Cablevision of Sterling Heights, Inc.         Existing - Active
Comcast Cablevision of Tallahassee, Inc.              Existing - Active
Comcast Cablevision of Taylor, Inc.                   Existing - Active
Comcast Cablevision of the District, LLC              Existing - Active
Comcast Cablevision of the Meadowlands, Inc.          Existing - Active
Comcast Cablevision of the South                      Existing - Active
Comcast Cablevision of the South, Inc.                Existing - Active
Comcast Cablevision of the South, L.P.                Existing - Active
Comcast Cablevision of the South, LLC                 Existing - Active
Comcast Cablevision of Tupelo, Inc.                   Existing - Active
Comcast Cablevision of Utica, Inc.                    Existing - Active
Comcast Cablevision of Virginia, Inc.                 Existing - Active
Comcast Cablevision of Warren                         Existing - Active
Comcast Cablevision of Warren, Inc.                   Existing - Active
Comcast Cablevision of West Florida, Inc.             Existing - Active
Comcast Cablevision of Wildwood, Inc.                 Existing - Active
Comcast Cablevision of Willow Grove, Inc.             Existing - Active
Comcast Cablevision of Wisconsin, Inc.                Existing - Active
Comcast Capital Corporation                           Existing - Active
Comcast Cellular Holding Company, Inc.                Existing - Inactive
Comcast Cellular Holdings Corporation                 Existing - Inactive
Comcast Central Europe, Inc.                          Existing - Merger
                                                                 in Process

          Entity Name                                 Entity Status
          -----------                                 -------------
Comcast CICG GP, Inc.                                 Existing - Active
Comcast CICG LP, Inc.                                 Existing - Active
Comcast CICG, L.P.                                    Existing - Active
Comcast Concurrent Holdings, Inc.                     Existing - Active
Comcast Corporate Investments II, Inc.                Existing - Active
Comcast Corporate Investments, Inc.                   Existing - Active
Comcast Corporation                                   Existing - Active
Comcast Corporation Political Action Committee
   of Maryland                                        Existing - Active
Comcast Corporation Trust I                           Existing - Active
Comcast Corporation Trust II                          Existing - Active
Comcast Corporation Trust III                         Existing - Active
Comcast Crystalvision, Inc.                           Existing - Active
Comcast Data Services, Inc.                           Existing - Inactive
Comcast DC Radio, Inc.                                Existing - Active
Comcast Directory Services, Inc.                      Existing - Inactive
Comcast do Brasil Ltda.                               Existing - Active
Comcast Entertainment Holdings LLC                    Existing - Active
Comcast Europe Holdings, Inc.                         Existing - Merger
                                                                 in Process
Comcast Financial Agency Corporation                  Existing - Active
Comcast Florida Programming Investments, Inc.         Existing - Active
Comcast France Holdings, Inc.                         Existing - Inactive
Comcast Funding I, Inc.                               Existing - Active
Comcast Garden State LP, Inc.                         Existing - Active
Comcast Garden State, Inc.                            Existing - Active
Comcast Gateway Holdings, LLC                         Existing - Active
Comcast Hattiesburg Holding Company, Inc.             Existing - Active
Comcast HTS Holdings, Inc.                            Existing - Active
Comcast HTS, LLC                                      Existing - Active
Comcast IAP, Inc.                                     Existing - Inactive
Comcast ICG Holdings 1, Inc.                          Existing - Inactive
Comcast ICG Holdings 10, Inc.                         Existing - Inactive
Comcast ICG Holdings 2, Inc.                          Existing - Active
Comcast ICG Holdings 3, Inc.                          Existing - Active
Comcast ICG Holdings 4, Inc.                          Existing - Active
Comcast ICG Holdings 5, Inc.                          Existing - Inactive
Comcast ICG Holdings 6, Inc.                          Existing - Inactive
Comcast ICG Holdings 7, Inc.                          Existing - Inactive
Comcast ICG Holdings 8, Inc.                          Existing - Inactive
Comcast ICG Holdings 9, Inc.                          Existing - Inactive
Comcast ICG, Inc.                                     Existing - Active
Comcast In Demand Holdings, Inc.                      Existing - Active
Comcast Interactive Capital, L.P.                     Existing - Active
Comcast International Holdings, Inc.                  Existing - Active
Comcast International Programming, Inc.               Existing - Inactive
Comcast Investment Holdings, Inc.                     Existing - Active
Comcast ISD, Inc.                                     Existing - Inactive
Comcast LCP, Inc.                                     Existing - Active
Comcast Life Insurance Holding Company                Existing - Active
Comcast LM Investment, Inc.                           Existing - Active
Comcast LMDS Communications, Inc.                     Existing - Inactive
Comcast Merger, Inc.                                  Existing - Merger
                                                                 in Process

          Entity Name                                 Entity Status
          -----------                                 -------------
Comcast Mexico, Inc.                                  Existing - Merger
                                                                 in Process
Comcast MH Holdings, Inc.                             Existing - Active
Comcast MH Online Communications, Inc.                Existing - Dissolution
                                                                 in Process
Comcast MH Telephony Communications of
   New Jersey, Inc.                                   Existing - Active
Comcast Michigan Holdings, Inc.                       Existing - Active
Comcast Midwest Management, Inc.                      Existing - Active
Comcast MLP Partner, Inc.                             Existing - Dissolution
                                                                 in Process
Comcast Multicable Media, Inc.                        Existing - Inactive
Comcast Nashville I, L.P.                             Existing - Active
Comcast Nashville II, L.P.                            Existing - Active
Comcast Netherlands, Inc                              Existing - Active
Comcast Network Communications, Inc.                  Existing - Inactive
Comcast New Media Development, Inc.                   Existing - Active
Comcast Online Communications Investment
   Holdings, Inc.                                     Existing - Active
Comcast PC Communications, Inc.                       Existing - Inactive
Comcast PC Investments Holdings 4, Inc.               Existing - Inactive
Comcast PC Investments Holdings 5, Inc.               Existing - Inactive
Comcast PC Investments Holdings 6, Inc.               Existing - Inactive
Comcast PC Investments Holdings 7, Inc.               Existing - Inactive
Comcast PC Investments Holdings 8, Inc.               Existing - Inactive
Comcast PC Investments Holdings 9, Inc.               Existing - Inactive
Comcast PC Investments, Inc.                          Existing - Active
Comcast Prime, LLC                                    Existing - Active
Comcast Primestar Holdings, Inc.                      Existing - Active
Comcast Programming Holdings, Inc.                    Existing - Active
Comcast Programming Ventures II, Inc.                 Existing - Active
Comcast Programming Ventures III, Inc.                Existing - Active
Comcast Programming Ventures IV, Inc.                 Existing - Active
Comcast Programming Ventures, Inc.                    Existing - Active
Comcast PSM Holdings, Inc.                            Existing - Active
Comcast Publishing Holdings Corporation               Existing - Inactive
Comcast Publishing Holdings Financial Corporation     Existing - Merger
                                                                 in Process
Comcast QIH, Inc.                                     Existing - Active
Comcast QVC, Inc.                                     Existing - Active
Comcast Rapid, LLC                                    Existing - Active
Comcast Real Estate Holdings of Alabama, Inc.         Existing - Active
Comcast Satellite Communications, Inc.                Existing - Inactive
Comcast SC Investment, Inc.                           Existing - Active
Comcast SCH Delaware Holdings, Inc.                   Existing - Inactive
Comcast SCH Holdings, LLC                             Existing - Active
Comcast Shared Services Corporation                   Existing - Active
Comcast Soccer, LLC                                   Existing - Active
Comcast Sound Corporation                             Existing - Inactive
Comcast Spectacor Foundation                          Existing - Active
Comcast Spectacor, L.P.                               Existing - Active
Comcast Sports Holding Company, Inc.                  Existing - Active
Comcast Technology, Inc.                              Existing - Active
Comcast Telecommunications of Michigan, LLC           Existing - Active
Comcast Telephony Communications of California, Inc. Existing - Active Comcast Telephony Communications of Connecticut, Inc. Existing - Active
Comcast Telephony Communications of Delaware, Inc.    Existing - Active

          Entity Name                                 Entity Status
          -----------                                 -------------
Comcast Telephony Communications of Georgia, Inc.     Existing - Active
Comcast Telephony Communications of Indiana, Inc.     Existing - Active
Comcast Telephony Communications of Maryland, Inc.    Existing - Active
Comcast Telephony Communications of
   Pennsylvania, Inc.                                 Existing - Active
Comcast Telephony Communications of South
   Carolina, Inc.                                     Existing - Active
Comcast Telephony Communications, Inc.                Existing - Active
Comcast Telephony Services Holdings, Inc.             Existing - Active
Comcast Telephony Services II, Inc.                   Existing - Inactive
Comcast TM, Inc.                                      Existing - Merger
                                                                 in Process
Comcast TSIX Holdings, Inc.                           Existing - Merger
                                                                 in Process
Comcast U.K. Holdings, Inc.                           Existing - Inactive
Comcast UK Cable Partners Consulting, Inc.            Existing - Inactive
Comcast Venezuela PCS, Inc.                           Existing - Inactive
Comcast WCS Holdings, Inc.                            Existing - Inactive
Comcast WCS ME02, Inc.                                Existing - Active
Comcast WCS ME04, Inc.                                Existing - Active
Comcast WCS ME05, Inc.                                Existing - Active
Comcast WCS ME12, Inc.                                Existing - Inactive
Comcast WCS ME16, Inc.                                Existing - Active
Comcast WCS ME18, Inc.                                Existing - Inactive
Comcast WCS ME19, Inc.                                Existing - Active
Comcast WCS ME19B, Inc.                               Existing - Inactive
Comcast WCS ME22, Inc.                                Existing - Active
Comcast WCS ME26, Inc.                                Existing - Active
Comcast WCS ME28, Inc.                                Existing - Active
Comcast WCS ME33, Inc.                                Existing - Inactive
Comcast WCS ME43, Inc.                                Existing - Inactive
Comcast WCS ME44, Inc.                                Existing - Inactive
Comcast WCS ME46, Inc.                                Existing - Inactive
Comcast WCS Merger Holdings, LLC                      Existing - Active
Comcast WCS MergerCo, Inc.                            Existing - Active
Comcast WCS RE03, Inc.                                Existing - Inactive
Comcast Wink, Inc.                                    Existing - Active
Comcast/Time Warner Charleston Cable Advertising, LLC Existing - Active
Comcast/Time Warner Detroit Cable Advertising, LLC    Existing - Active
ComCon Entertainment Holdings, Inc.                   Existing - Active
ComCon Production Services I, Inc.                    Existing - Inactive
Commerce Technologies, Inc.                           Existing - Active
Connecticut Cable Advertising L.P.                    Existing - Dissolution
                                                                 in Process
CP MI, LLC                                            Existing - Dissolution
                                                                 in Process
CV Directo de Mexico S. de R.L. de C.V.               Existing - Active
CVN Companies, Inc.                                   Existing - Active
CVN Direct Marketing Corp.                            Existing - Inactive
CVN Distribution Co., Inc.                            Existing - Active
CVN Management, Inc.                                  Existing - Inactive
CVN Michigan, Inc.                                    Existing - Inactive
Diamonique Corporation                                Existing - Active
Diamonique Corporation                                Existing - Active
Digital Cable Radio Associates                        Existing - Active
Digital Cable Radio Associates, L.P.                  Existing - Active
DiscoverMusic.com                                     Existing - Active

          Entity Name                                 Entity Status
          -----------                                 -------------
E! Entertainment Television International
   Holdings, Inc.                                     Existing - Active
E! Entertainment Television Latin America             Existing - Active
E! Entertainment Television, Inc.                     Existing - Active
E! Online, Inc.                                       Existing - Active
East Rutherford Realty, Inc.                          Existing - Inactive
Eastecnica IV S.G.P.S.                                Existing - Active
ER Marks, Inc.                                        Existing - Active
Exclamation Music, Inc.                               Existing - Active
Exclamation Productions, Inc.                         Existing - Active
EZShop International, Inc.                            Existing - Active
First Television Corporation                          Existing - Active
Florida Telecommunications Services, Inc.             Existing - Active
Flyers Skate Zone, Inc.                               Existing - Active
Flyers Skate Zone, L.P.                               Existing - Active
FPS Rink, Inc.                                        Existing - Active
FPS Rink, L.P.                                        Existing - Active
G4 Media, LLC                                         Existing - Active
Garden State Telecommunications LLC                   Existing - Active
Global Spectrum, Inc.                                 Existing - Active
Global Spectrum, L.P.                                 Existing - Active
Global Sport, Inc.                                    Existing - Active
GlobalCom Holding Company, Inc.                       Existing - Inactive
Globe Facilities Limited Partnership                  Existing - Active
Greater Birmingham Interconnect                       Existing - Active
Health Ventures Partners G.P.                         Existing - Active
I.C.E. Limited                                        Existing - Active
IC Marks, Inc.                                        Existing - Active
IM Experience, Inc.                                   Existing - Active
Influence Marketing Corporation                       Existing - Active
Influence Marketing Services, Inc.                    Existing - Active
Innovative Retailing, Inc.                            Existing - Active
Interactive Technology Acquisitions, Inc.             Existing - Active
Interactive Technology Holdings, LLC                  Existing - Active
Interactive Technology Services, Inc.                 Existing - Active
Internet Capital Group, Inc.                          Existing - Active
Intertainer, Inc.                                     Existing - Active
Janco Capital, LP                                     Existing - Active
Jones Cable Corporation                               Existing - Active
Jones Cable Holdings, Inc.                            Existing - Active
Jones Communications, Inc.                            Existing - Inactive
Jones Entertainment Group, Ltd.                       Existing - Active
Jones Intercable Funds, Inc.                          Existing - Inactive
Jones International Networks, Ltd.                    Existing - Active
Jones Panarama Properties, LLC                        Existing - Active
Jones Programming Services, Inc.                      Existing - Active
Jones Spacelink Cable Corporation                     Existing - Active
Jones Telecommunications of California, LLC           Existing - Active
Jones Telecommunications of Maryland, Inc.            Existing - Active
Jones Telecommunications of Virginia, Inc.            Existing - Active
L-TCI Associates                                      Existing - Inactive
Lenfest Atlantic Communications, Inc.                 Existing - Active

          Entity Name                                 Entity Status
          -----------                                 -------------
Lenfest Australia Group Pty Ltd.                      Existing - Active
Lenfest Australia Investment Pty Ltd.                 Existing - Active
Lenfest Australia, Inc.                               Existing - Active
Lenfest Clearview, Inc.                               Existing - Active
Lenfest Delaware Properties, Inc.                     Existing - Active
Lenfest International Holdings, Inc.                  Existing - Inactive
Lenfest International, Inc.                           Existing - Active
Lenfest Investments, Inc.                             Existing - Active
Lenfest Jersey, Inc.                                  Existing - Active
Lenfest MCN, Inc.                                     Existing - Active
Lenfest Oaks, Inc.                                    Existing - Active
Lenfest Programming Services, Inc.                    Existing - Active
Lenfest Raystay Holdings, Inc.                        Existing - Active
Lenfest Telephony, Inc.                               Existing - Inactive
Lenfest Videopole Holdings, Inc.                      Existing - Inactive
Lenfest West, LLC                                     Existing - Active
Lenfest York, Inc.                                    Existing - Active
Liberate Technologies                                 Existing - Active
Liberty City Funding Corporation                      Existing - Inactive
Liberty Digital, Inc.                                 Existing - Active
M H Lightnet Inc.                                     Existing - Active
MCNS Holdings, L.P.                                   Existing - Active
MCOM Wireless S.A.                                    Existing - Active
MComcast S.A.                                         Existing - Active
MicroUnity Systems Engineering, Inc.                  Existing - Active
Mobile Enterprises, Inc.                              Existing - Active
Movie Magazine LLC                                    Existing - Active
Mt. Clemens Cable TV Investors, Inc.                  Existing - Active
MTCB S.A.                                             Existing - Active
Muzak, LLC                                            Existing - Active
National Cable Communications LLC                     Existing - Active
Net Value Holdings                                    Existing - Active
New England Microwave, Inc.                           Existing - Active
New Hope Cable TV, Inc.                               Existing - Inactive
New Hydromercial Partners                             Existing - Active
NHL Enterprises Canada, L.P.                          Existing - Active
NHL Enterprises, Inc.                                 Existing - Active
NHL Enterprises, L.P.                                 Existing - Active
Nroca Holdings, Inc.                                  Existing - Inactive
Nucable Resources Corporation                         Existing - Inactive
Outdoor Life Network, L.L.C.                          Existing - Active
Ovations Food Services, Inc.                          Existing - Active
Ovations Food Services, L.P.                          Existing - Active
Pa-Thai Corporation                                   Existing - Inactive
Pattison Development, Inc.                            Existing - Active
Pattison Realty, Inc.                                 Existing - Active
Philadelphia 76ers, Inc.                              Existing - Active
Philadelphia 76ers, L.P.                              Existing - Active
Philadelphia Cable Investment Corporation             Existing - Inactive
Philadelphia Flyers Enterprises Co.                   Existing - Active
Philadelphia Phantoms, Inc.                           Existing - Active

          Entity Name                                 Entity Status
          -----------                                 -------------
Philadelphia Phantoms, L.P.                           Existing - Active
Philadelphia Sports Media, Inc.                       Existing - Active
Philadelphia Sports Media, L.P.                       Existing - Active
Phoenixstar, Inc.                                     Existing - Active
Pioneer Studios, Inc.                                 Existing - Active
Prime Communications Holdings, LLC                    Existing - Active
Prime Communications, LLC                             Existing - Active
Prime Potomac Performance, LLC                        Existing - Active
Prime Potomac Purchasing, LLC                         Existing - Active
Prime Telecom Potomac, LLC                            Existing - Inactive
Q & M Enterprises                                     Existing - Active
Q The Music, Inc.                                     Existing - Active
Q2, Inc.                                              Existing - Active
QC Marks, Inc.                                        Existing - Active
QDirect Ventures, Inc.                                Existing - Active
QExhibits, Inc.                                       Existing - Active
QFit, Inc.                                            Existing - Active
QFlight, Inc.                                         Existing - Inactive
QHealth, Inc.                                         Existing - Active
QK Holdings, Inc.                                     Existing - Active
QVC                                                   Existing - Active
QVC - QRT, Inc.                                       Existing - Inactive
QVC Britain                                           Existing - Active
QVC Britain I, Inc.                                   Existing - Active
QVC Britain II, Inc.                                  Existing - Active
QVC Britain III, Inc.                                 Existing - Active
QVC Call Center GmbH & Co. KG                         Existing - Active
QVC Call Center Verwaltungs GmbH                      Existing - Active
QVC Chesapeake, Inc.                                  Existing - Active
QVC China Domain Limited                              Existing - Active
QVC China, Inc.                                       Existing - Active
QVC de Mexico de C.V.                                 Existing - Active
QVC Delaware, Inc.                                    Existing - Active
QVC Deutschland GmbH                                  Existing - Active
QVC Edv-Service GmbH                                  Existing - Inactive
QVC Germany I, Inc.                                   Existing - Active
QVC Germany II, Inc.                                  Existing - Active
QVC Handel GmbH                                       Existing - Active
QVC Holdings, Inc.                                    Existing - Active
QVC International, Inc.                               Existing - Active
QVC Japan Holdings, Inc.                              Existing - Active
QVC Japan Services, Inc.                              Existing - Active
QVC Japan, Inc.                                       Existing - Active
QVC Local, Inc.                                       Existing - Active
QVC Logistik GmbH                                     Existing - Active
QVC Mexico II, Inc.                                   Existing - Active
QVC Mexico III, Inc.                                  Existing - Active
QVC Mexico, Inc.                                      Existing - Active
QVC Middle East, Inc.                                 Existing - Active
QVC of Thailand, Inc.                                 Existing - Inactive
QVC ProductWorks, Inc.                                Existing - Active

          Entity Name                                 Entity Status
          -----------                                 -------------
QVC Properties, Ltd.                                  Existing - Active
QVC Publishing, Inc.                                  Existing - Active
QVC Realty, Inc.                                      Existing - Active
QVC Rocky Mount, Inc.                                 Existing - Active
QVC San Antonio, Inc.                                 Existing - Active
QVC Satellite, Ltd.                                   Existing - Active
QVC St. Lucie, Inc.                                   Existing - Active
QVC Studio GmbH                                       Existing - Active
QVC Virginia, Inc.                                    Existing - Active
QVC, Inc.                                             Existing - Active
Raystay Co.                                           Existing - Active
RS Marks, Inc.                                        Existing - Active
RS Myrtle Beach, Inc.                                 Existing - Active
Sandler Capital Partners IV                           Existing - Active
Sandler Mezzanine Partners, L.P.                      Existing - Active
Saturn Cable TV, Inc.                                 Existing - Active
SBC Cable Co.                                         Existing - Active
SCI 11, Inc.                                          Existing - Active
SCI 34, Inc.                                          Existing - Active
SCI 36, Inc.                                          Existing - Active
SCI 37, Inc.                                          Existing - Active
SCI 38, Inc.                                          Existing - Active
SCI 39, Inc.                                          Existing - Inactive
SCI 48, Inc.                                          Existing - Active
SCI 55, Inc.                                          Existing - Active
Selkirk Communications (Delaware) Corporation         Existing - Active
Selkirk Systems, Inc.                                 Existing - Inactive
SKC Hangar Partners                                   Existing - Active
Spectacor Adjoining Real Estate New Arena, L.P.       Existing - Active
Spectrum Arena Limited Partnership                    Existing - Active
Speedvision Network, L.L.C.                           Existing - Active
StarNet Development, Inc.                             Existing - Inactive
StarNet Interactive Entertainment, Inc.               Existing - Inactive
StarNet, Inc.                                         Existing - Inactive
Storer Administration, Inc.                           Existing - Inactive
Storer Cable TV of Radnor, Inc.                       Existing - Inactive
Storer Disbursments, Inc.                             Existing - Inactive
Suburban Digital Services, Inc.                       Existing - Merger
                                                                 in Process
Sunshine Network of Florida, Ltd.                     Existing - Active
Sunshine Network, Inc.                                Existing - Active
Sural, LLC                                            Existing - Active
Susquehanna Cable Co.                                 Existing - Active
TATV, Inc.                                            Existing - Active
Tele-Link Telecomunicacoes S.A.                       Existing - Active
Telemercado Alameda S. de R.L. de C.V.                Existing - Active
TGC, Inc.                                             Existing - Active
TGW Telecomunicacoes S.A.                             Existing - Active
The Cable Television Network of New Jersey, Inc.      Existing - Dissolution
                                                                 in Process
The Comcast Foundation                                Existing - Active
The Detroit Cable Interconnect L.P.                   Existing - Dissolution
                                                                 in Process
The Greater Washington Interconnect, LLC              Existing - Dissolution
                                                                 in Process

          Entity Name                                 Entity Status
          -----------                                 -------------
The Intercable Group, Ltd.                            Existing - Active
The Knot, Inc.                                        Existing - Active
The Lightspan Partnership, Inc.                       Existing - Active
The New York Interconnect L.L.C.                      Existing - Active
The Philadelphia Interconnect                         Existing - Active
Tri-State Media, Inc.                                 Existing - Merger
                                                                 in Process
UCTC of Baltimore, Inc.                               Existing - Active
United Cable Television of Baltimore Limited
   Partnership                                        Existing - Active
Viewer's Choice, L.L.C.                               Existing - Active
Westmoreland Financial Corporation                    Existing - Inactive
Wilmington Cellular Telephone Company LLC             Existing - Inactive
York Cable Television, Inc.                           Existing - Active